CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of Vitro, S.A.B. de C.V. (the "Registrant"), for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Registrant certify, pursuant to 18 U.S.C.  1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer's knowledge:

(a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant

Date: June 21, 2007	/s/ Federico Sada Gonzalez
Name: Federico Sada Gonzalez
Title: President and Chief Executive Officer
/s/ Claudio del Valle Cabello
Name: Claudio del Valle Cabello
Title: Chief Administrative Officer
/s/ Enrique Osorio Lopez
Name: Enrique Osorio Lopez
Title: Chief Financial Officer